UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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|_|  Soliciting Material Pursuant to ss. 240.14a-12

                           FIRST MERCHANTS CORPORATION

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

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


                           FIRST MERCHANTS CORPORATION
                             200 EAST JACKSON STREET
                              MUNCIE, INDIANA 47305


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2007



The annual meeting of the shareholders of First Merchants Corporation (the "Corporation") will be held at the Horizon Convention Center, 401 South High Street, Muncie, Indiana 47305, on Tuesday, April 24, 2007, at 3:30 p.m. for the following purposes:

(1) To elect three directors, to hold office for terms of three years and until their successors are duly elected and qualified.

(2) To ratify the appointment of the firm of BKD, LLP as the independent auditor for 2007.

(3)   To transact such other business as may properly come before the meeting.

Only those shareholders of record at the close of business on February 16, 2007 shall be entitled to notice of and to vote at the meeting.


                                          By Order of the Board of Directors



                                          Cynthia G. Holaday
                                          Secretary

Muncie, Indiana
March 15, 2007




                             YOUR VOTE IS IMPORTANT!

        YOU ARE URGED TO SUBMIT YOUR PROXY VIA THE TELEPHONE OR INTERNET,
       OR TO SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID
        ENVELOPE, AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT
                THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

                                                                  March 15, 2007

                           FIRST MERCHANTS CORPORATION

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2007


This proxy statement is furnished in connection with the solicitation of the enclosed proxy by and on behalf of the Board of Directors (the "Board") of First Merchants Corporation (the "Corporation") for use at the annual meeting of shareholders of the Corporation to be held April 24, 2007. The distribution of these proxy materials is expected to commence on March 15, 2007.

                                     VOTING

Please sign, date and return your proxy card or submit your proxy via the telephone or Internet as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. If you plan to vote by telephone or Internet, you should have your control number, which is imprinted on your proxy card, available when you call or access the web page.

        o  To  vote  by   telephone,   please   call   toll-free   1-800-PROXIES
           (1-800-776-9437)   on  a   touch-tone   telephone   and   follow  the
           instructions.

        o To vote by Internet, please access the web page "www.voteproxy.com" and follow the on-screen instructions.

Similar instructions are included on the enclosed proxy card.

Any shareholder giving a proxy has the right to revoke it any time before it is exercised by giving written notice of revocation to the Secretary received prior to the annual shareholders' meeting, by voting again in writing or via the telephone or Internet, or by voting in person at the meeting. The shares represented by proxies will be voted in accordance with the instructions on the proxies. In the absence of specific instructions to the contrary, proxies will be voted for election to the Board of all nominees listed in Item 1 of the proxy and for ratification of the appointment of the firm of BKD, LLP as the Corporation's independent auditor for 2007. If any director nominee named in this proxy statement shall become unable or declines to serve (an event which the Board does not anticipate), the persons named as proxies will have discretionary authority to vote for a substitute nominee named by the Board, if the Board determines to fill such nominee's position.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

Only shareholders of record at the close of business on February 16, 2007 will be entitled to notice of and to vote at the annual meeting. 18,497,790 shares of common stock were outstanding and entitled to vote as of February 16, 2007.

Each share of the Corporation's common stock is entitled to one vote. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes for directors. The affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy is required for approval of all items submitted to the shareholders for their consideration other than the election of directors. The Secretary will count the votes and announce the results of the voting at the meeting.

Abstentions will be counted for the purpose of determining whether a quorum is present but for no other purpose. Broker non-votes will not be counted. Principal Holders of Securities

To the best of our knowledge, the following table shows the only beneficial owners of more than 5% of the Corporation's outstanding common stock as of February 16, 2007.

      Name and Address                         Amount and Nature                   Percent
      of Beneficial Owner                   of Beneficial Ownership               of Class
      -------------------------------------------------------------------------------------
      Dimensional Fund Advisors LP                   1,543,846(1)...................8.35%
      1299 Ocean Avenue
      Santa Monica, CA 90401

      First Merchants Trust Company, N. A.           1,099,773(2)...................5.95%
      200 East Jackson Street
      Muncie, IN 47305

      (1) Based on a Schedule 13G filing with the Securities and Exchange Commission (the "SEC"), Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Advisors Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the shares of the Corporation's common stock owned by the Funds and may be deemed to be the beneficial owner of these shares under rules of the SEC. However, all of these shares are owned by the Funds, and Dimensional disclaims beneficial ownership of such shares for any other purpose.

      (2) First Merchants Trust Company, National Association ("FMTC"), is a wholly owned subsidiary of the Corporation. It holds shares of the Corporation's common stock in various fiduciary capacities, in regular, nominee or street name accounts. Beneficial ownership of shares so held is disclaimed by the Corporation. It is FMTC's practice, when holding shares as sole trustee or sole executor, to vote the shares; but, when it holds shares as co-trustee or co-executor, FMTC obtains approval from the co-fiduciary prior to voting.

The following table lists the amount and percent of the Corporation's common stock beneficially owned on February 16, 2007 by directors (including directors who are retiring as of the 2007 annual meeting of shareholders), director nominees, the Chief Executive Officer, the Chief Financial Officer, the three other most highly compensated executive officers, and by the directors and all of the Corporation's executive officers as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power. The information provided in the table is based on the Corporation's records and information filed with the SEC and provided to the Corporation.

The number of shares beneficially owned by each person is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes shares of which a person has the right to acquire beneficial ownership on or before April 17, 2007 (60 days after February 16, 2007) by exercising stock options ("Vested Options") awarded to participants under the Corporation's Long-term Equity Incentive Plan. It also includes shares of restricted stock ("Restricted Shares") awarded to participants under that Plan which are still subject to the restrictions.

                                                      Amount and Nature                                Percent
        Beneficial Owner                           of Beneficial Ownership                            of Class
        -------------------------------------------------------------------------------------------------------
        Richard A. Boehning                                  25,336(1).......................................*
        Thomas B. Clark                                      15,984(2).......................................*
        Michael L. Cox                                      163,862(3).......................................*
        Roderick English                                      2,314(4).......................................*
        Jo Ann M. Gora                                        2,314(5).......................................*
        Barry J. Hudson                                     456,859(6) ..................................2.45%
        Thomas D. McAuliffe                                  41,868(7).......................................*
        Michael C. Rechin                                     9,000(8).......................................*
        Charles E. Schalliol                                  4,314(9).......................................*
        Robert M. Smitson                                    24,725(10)......................................*
        Terry L. Walker                                      16,162(11)......................................*
        Jean L. Wojtowicz                                     3,471(12)......................................*
        Robert R. Connors                                    26,278(13)......................................*
        Mark K. Hardwick                                     33,786(14)......................................*
        David W. Spade                                        3,944(15) .....................................*

        Directors and Executive
        Officers as a Group (17 persons)                    856,413(16) ..................................4.57%

      * Percentage beneficially owned is less than 1% of the outstanding shares.

      (1) Includes 10,415 shares held jointly with his spouse, Phyllis Boehning, 5,586 shares held in trust for family members for which Mr. Boehning, as trustee, has voting and investment power, and 5,785 shares that he has the right to acquire by exercising Vested Options.

      (2) Includes 11,338 shares that he has the right to acquire by exercising Vested Options.

      (3) Includes 44,290 shares held jointly with his spouse, Sharon Cox, 3,400 Restricted Shares, and 108,439 shares that he has the right to acquire by exercising Vested Options.

      (4) Includes 2,314 shares that he has the right to acquire by exercising Vested Options.

      (5) Includes 2,314 shares that she has the right to acquire by exercising Vested Options.

      (6) Includes 327,756 shares owned by Mutual Security, Inc., 10,024 shares held jointly with his spouse, Elizabeth Hudson, 43,521 shares held by his spouse, 13,626 shares held by his spouse as custodian for his children, and 14,164 shares that he has the right to acquire by exercising Vested Options.

      (7) Includes 14,870 shares held jointly with his spouse, Andrea McAuliffe, 8,398 shares that he and his spouse hold as joint custodians for his children, 1,900 Restricted Shares, and 16,700 shares that he has the right to acquire by exercising Vested Options.

      (8)   Includes 6,334 Restricted Shares.

      (9) Includes 2,314 shares that he has the right to acquire by exercising Vested Options.

      (10) Includes 5,859 shares held by his spouse, Marilyn Smitson, and 11,338 shares that he has the right to acquire by exercising Vested Options.

      (11) Includes 10,611 shares held jointly with his spouse, Cheryl L. Walker, and 551 shares held by his spouse.

      (12) Includes 3,471 shares that she has the right to acquire by exercising Vested Options.

      (13) Includes 722 shares held jointly with his spouse, Ann Connors, 3,000 Restricted Shares, and 22,556 shares that he has the right to acquire by exercising Vested Options.

      (14) Includes 4,400 Restricted Shares, and 28,666 shares that he has the right to acquire by exercising Vested Options.

      (15)  Includes 2,400 Restricted Shares.

      (16) Includes 26,300 Restricted Shares, and 250,456 shares that the Corporation's directors and executive officers have the right to acquire by exercising Vested Options.

                         INFORMATION REGARDING DIRECTORS

VOTING ITEM 1 - ELECTION OF DIRECTORS

Three directors will be elected at the annual meeting.

The persons named below have been nominated for election to the Board, with terms expiring as of the 2010 annual meeting of shareholders. All of the nominees are currently members of the Board.

                                                                                                Director
Name and Age                   Present Occupation                                                 Since
------------                   ------------------                                                 -----
Class I (Terms expire 2010):

Michael L. Cox(1)              President  of  the  Corporation   since  1998,  and  its  Chief    1984
age 62                         Executive  Officer  since  1999.  Mr.  Cox has also  served  as
                               Chairman of the Board of  Directors  of First  Merchants  Bank,
                               National   Association,   a  wholly  owned  subsidiary  of  the
                               Corporation, since 2005.

Charles E. Schalliol           Director, Indiana State Office of Management and Budget, since     2004
age 59                         2005.  Mr. Schalliol was President and Chief Executive Officer
                               of BioCrossroads, an economic development organization focused on life sciences companies, from 2003 to 2005. He was
                               Executive Director, Corporate Finance, Eli Lilly and Company,
                               a pharmaceuticals company, from 1996 to 2003 and Founder and
                               Managing Director of Lilly Venture Funds from 1999 to 2003.

Terry L. Walker                Chairman of the Board of Directors, President and Chief            2006
age 60                         Executive Officer, Muncie Power Products, Inc., a manufacturer and distributor of power take-offs and hydraulic components for the truck equipment industry, since 2005.  Mr. Walker was
                               Muncie Power's President and Chief Operating Officer from 2000 to 2005.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

Continuing Directors

The following persons will continue to serve as directors:

Name and Age                     Present Occupation                                             Director
------------                     ------------------                                               Since
                                                                                                  -----
Class II (Terms expire 2008):

Thomas B. Clark                  Retired  Chairman of the Board of  Directors,  President  and     1989
age 61                           Chief Executive Officer,  Jarden  Corporation,  a provider of niche consumer products for the home.

Roderick English                 President and Chief Executive Officer, The James Monroe           2005
age 55                           Group, LLC, a provider of business management
                                 and consulting services, since 2006.  Mr. English was Senior
                                 Vice President of Human Resources and Communications, Remy
                                 International, Inc. (formerly, Delco Remy International,
                                 Inc.), a manufacturer of electrical and powertrain products for autos, trucks and other vehicles, from 1994 to 2006.

Jo Ann M. Gora                   President, Ball State University, since 2004.  Dr. Gora           2004
age 61                           served as Chancellor of the University of Massachusetts at
                                 Boston from 2001 to 2004.  She was Provost and Vice
                                 President for Academic Affairs at Old Dominion University
                                 from 1992 to 2001.

Jean L. Wojtowicz                President  and Chief  Executive  Officer,  Cambridge  Capital     2004
age 49                           Management  Corp.,  a manager of  non-traditional  sources of financing,  since  1983.  Ms.  Wojtowicz  is  a  director  of
                                 Vectren  Corporation  and, until December 2006, was a trustee of Windrose Medical  Properties Trust; both are listed on the
                                 New York Stock Exchange.

Class III (Terms expire 2009):

Richard A. Boehning              Of counsel, Bennett, Boehning & Clary, since 2001.  Prior to      2002
age 69                           2001, Mr. Boehning was a partner in that law firm.

Barry J. Hudson                  Chairman of the Board of Directors of First  National Bank of     1999
age 67                           Portland,  a  wholly  owned  subsidiary  of the  Corporation, since 1982. Mr. Hudson was Chief  Executive  Officer of First
                                 National  from 1982 to 2000,  and he was its  President  from
                                 1982 to 1998.

Michael C. Rechin(2)             Executive Vice President and Chief  Operating  Officer of the     2005
age 48                           Corporation   since  2005.  Mr.  Rechin  was  Executive  Vice
                                 President of National  City Bank of Indiana from 1995 to 2005 and was responsible for its commercial  banking operations in
                                 Indiana.

      (1) Mr. Cox will retire as the President and Chief Executive Officer of the Corporation on April 24, 2007, the date of the 2007 annual meeting of shareholders. Under an Agreement between Mr. Cox and the Board, which is described on page 23 under "Termination of Employment and Change of Control Arrangements," he has been nominated for election to an additional term as a director.

      (2) Mr. Rechin will become the President and Chief Executive Officer of the Corporation on April 24, 2007, the date of the 2007 annual meeting of shareholders.

Retiring Directors

Robert M. Smitson and Thomas D. McAuliffe will retire as directors of the Corporation on April 24, 2007, the date of the 2007 annual meeting of shareholders.

Meetings of the Board

The Board held 6 meetings during 2006. All of the directors attended at least 75% of the total number of meetings of the Board and the committees on which they served.

Directors' Attendance at Annual Meeting of Shareholders

The Corporation's directors are encouraged to attend the annual meeting of shareholders. At the 2006 annual meeting, all 13 directors were in attendance.

Board Independence

The Board has determined that each of the Corporation's directors and director-nominees is an "independent director," as defined in the listing standards of the Nasdaq Stock Market, Inc. ("NASDAQ"), except for the
Corporation's President and CEO, Michael L. Cox, the Corporation's Executive Vice President and COO, Michael C. Rechin, and the Chairman of the Board of Directors of First National Bank of Portland, Barry J. Hudson.

All of the members of the Nominating and Governance Committee, the Compensation and Human Resources Committee, and the Audit Committee are "independent directors," as defined in the NASDAQ listing standards.

Communications with the Board

Shareholders may communicate with the Board by e-mail at bod@firstmerchants.com. All such e-mails will be automatically forwarded to the Chairman of the Nominating and Governance Committee, Thomas B. Clark, who will arrange for such communications to be relayed to the other directors.

                             COMMITTEES OF THE BOARD

Standing Committees/Committee Charters

The Board's standing committees are the Audit Committee, the Nominating and Governance Committee, and the Compensation and Human Resources Committee. Each has a charter, which is included among the documents under the "Corporate Governance Disclosures" link on the Corporation's website, www.firstmerchants.com. The following information is provided regarding the composition, functions and number of meetings held by these committees in 2006:

Audit Committee

The Audit Committee is composed of directors Jean L. Wojtowicz (Chairman), Thomas B. Clark, Jo Ann M. Gora, Robert M. Smitson and Terry L. Walker. The Committee met 5 times during 2006. Its responsibilities include overseeing the Corporation's accounting and financial reporting principles and policies and its internal accounting and disclosure controls and procedures, overseeing and evaluating the effectiveness of the Corporation's internal audit function, reviewing the Corporation's procedures to ensure that quarterly and annual financial statements are accurate and complete, including reviewing the certifications of these financial statements by the Corporation's Chief Executive Officer and its Chief Financial Officer, recommending the appointment of the external auditor for approval by the Board and ratification by the shareholders, approving the external auditor's compensation and evaluating its independence, reviewing and approving the annual audit plans of the internal and external auditors, reviewing and discussing with management and the external auditor the Corporation's audited financial statements and, based on this review, making a recommendation to the Board on inclusion of these financial statements in the Corporation's annual report on Form 10-K. In accordance with
Section 407 of the Sarbanes-Oxley Act, the Corporation has identified Ms. Wojtowicz and Mr. Clark as "Audit Committee financial experts." They are both "independent," as that term is used in the NASDAQ listing standards.

Audit Committee Report Concerning Audited Financial Statements

The Audit Committee has reviewed and discussed the audited financial statements of the Corporation for 2006 with the Corporation's management, and it has discussed with BKD, LLP, the Corporation's independent auditor for 2006, the matters required to be discussed by the Statement on Auditing Standards No.61, as amended (AICPA, Professional Standards, Vol. 1.AU Section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. The Committee has also received the written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T, and has discussed with BKD, LLP its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements of the Corporation be included in the Corporation's Annual Report on Form 10-K for the 2006 fiscal year for filing with the SEC.

The above report is submitted by:

FIRST MERCHANTS CORPORATION AUDIT COMMITTEE
Jean L. Wojtowicz, Chairman
Thomas B. Clark
Jo Ann M. Gora
Robert M. Smitson
Terry L. Walker

Nominating and Governance Committee

The Nominating and Governance Committee is composed of directors Thomas B. Clark (Chairman), Richard A. Boehning, Robert M. Smitson and Jean L. Wojtowicz. The Committee met 2 times during 2006. It is charged with ensuring the continued effectiveness and independence of the Board. The Committee is responsible for reviewing the credentials of persons suggested as prospective directors, nominating persons to serve as directors and as officers of the Board, including the slate of directors to be elected each year at the annual meeting of shareholders, making recommendations concerning the size and composition of the Board, as well as criteria for Board membership, making recommendations concerning the Board's committee structure and makeup, providing for continuing education of the directors and self-assessment of the Board's effectiveness, and overseeing the Corporation's Code of Business Conduct and its Code of Ethics for Senior Financial Officers of the Corporation. The Code of Business Conduct and the Code of Ethics for Senior Financial Officers are included among the documents under the "Corporate Governance Disclosures" link on the Corporation's website, www.firstmerchants.com.

In nominating persons to serve as directors, the Nominating and Governance Committee considers the person's ethical character, reputation, relevant expertise and experience, accomplishments, leadership skills, demonstrated business judgment, contribution to Board diversity, "independence" (as defined in the NASDAQ listing standards) if a non-employee director, residency in the Corporation's market area, ability and willingness to devote sufficient time to director responsibilities, and willingness to maintain a meaningful ownership interest in the Corporation and assist the Corporation in developing new business. For incumbent directors whose terms are expiring, the Committee also considers the quality of their prior service to the Corporation, including the nature and extent of their participation in the Corporation's governance and their contributions of management and financial expertise and experience to the Board and the Corporation. For new director candidates, the Committee also considers whether their skills are complementary to those of existing Board members and whether they will fulfill the Board's needs for management, financial, technological or other expertise. The Nominating and Governance Committee considers candidates coming to its attention through current Board members, search firms, shareholders and other persons.

Article IV, Section 9, of the Corporation's Bylaws, describes the process by which a shareholder may suggest a candidate for consideration by the Committee as a director nominee. Under this process, a suggestion by a shareholder of a director nominee must include: (a) the name, address and number of the Corporation's shares owned by the shareholder; (b) the name, address, age and principal occupation of the suggested nominee; and (c) such other information concerning the suggested nominee as the shareholder may wish to submit or the Committee may reasonably request. A suggestion for a director nominee submitted by a shareholder must be in writing and delivered or mailed to the Secretary, First Merchants Corporation, 200 East Jackson Street, Muncie, Indiana 47305. Suggestions for nominees from shareholders are evaluated in the same manner as other nominees. There are no nominees for election to the Board at the 2007 annual meeting of shareholders other than directors standing for re-election.

Compensation and Human Resources Committee

The Compensation and Human Resources  Committee is composed of directors Charles
E. Schalliol (Chairman), Thomas B. Clark, Roderick English and Robert M. Smitson. The Committee met 2 times during 2006. The Committee is responsible for establishing the Corporation's general compensation philosophy, overseeing the development and implementation of policies and programs to carry out this compensation philosophy, and evaluating the effectiveness of these policies and programs, in consultation with senior management. The Committee makes recommendations to the Board concerning the compensation to be paid to the Corporation's non-employee directors; and it administers the Corporation's non-equity incentive compensation program (the First Merchants Corporation Senior Management Incentive Compensation Program), the nonqualified deferred compensation plans (the First Merchants Corporation Supplemental Executive Retirement Plan and the First Merchants Corporation Defined Contribution Supplemental Executive Retirement Plan), and the equity-based compensation plan (the First Merchants Corporation Long-term Equity Incentive Plan). The Long-term Equity Incentive Plan was submitted to and approved by the Corporation's shareholders in 1999.

The Committee reviews the performance of, and approves the compensation and benefits to be paid to, the executive officers and senior management employees of the Corporation and the chief executive officers and regional presidents of its subsidiaries. The Committee's charter permits the Committee to delegate its authority to review the performance of, and approve the compensation and benefits to be paid to, other employees of the Corporation and its subsidiaries to the Corporation's President and Chief Executive Officer and the chief executive officers of the Corporation's subsidiaries, as appropriate, and the Committee has done so. The Committee has also delegated the day-to-day responsibilities for administering the Corporation's non-equity incentive, deferred compensation, and equity-based programs to Mr. Cox and the Senior Vice President and Director of Human Resources, Kimberly J. Ellington. The Committee is authorized to directly engage counsel and consultants, including compensation consultants, to assist it in carrying out its responsibilities.

Mr. Cox and Ms. Ellington provide information to the Committee and make recommendations from time to time, as requested by the Committee, concerning existing and proposed compensation policies and programs for executives and other employees of the Corporation and its subsidiaries. As the President and Chief Executive Officer, Mr. Cox also makes recommendations to the Committee concerning the performance, compensation and benefits of the Corporation's executive officers (other than himself) and its senior management employees, as well as the chief executive officers and regional presidents of the Corporation's subsidiaries.

In 2005, the Committee engaged Watson Wyatt & Company to conduct a competitive market assessment of the compensation of the Corporation's executive officers and to review the Corporation's Long-term Equity Incentive Plan to identify the need for design changes, if any. At the Committee's request, Watson Wyatt provided information, which included contemporary data on the extent peer companies have utilized long-term equity incentive programs and their mix of restricted stock and stock options, as well as information on accounting and tax considerations. Following completion of the study, based in part on Watson Wyatt's recommendation, the Committee changed the Corporation's equity-based compensation program, beginning in 2006, from one utilizing only stock options to one utilizing a mix of stock options and restricted stock awards for senior managers and only restricted stock awards for other participating employees. The Committee's actions were all consistent with the provisions of the Long-term Equity Incentive Plan.

In 2006, the Committee engaged Mercer Human Resource Consulting to provide prevalence information for executive retirement benefits among companies in general industry and the banking industry, to analyze the benefit levels and adequacy of financing of the existing Supplemental Executive Retirement Plan, a defined benefit nonqualified deferred compensation plan presently covering Mr. Cox and paying retirement benefits to two other retired executives of the Corporation, and to make plan design recommendations for a new defined contribution supplemental executive retirement plan. Based on Mercer's recommendations, the Committee made additional provisions for financing the existing Supplemental Executive Retirement Plan and adopted amendments to the plan necessary for compliance with Internal Revenue Code Section 409A; and the Committee established a new Defined Contribution Supplemental Executive Retirement Plan, initially covering only the Executive Vice President and Chief Operating Officer, Michael C. Rechin.

Compensation and Human Resources Committee Interlocks and Insider Participation

No member of the Compensation and Human Resources Committee - Charles E. Schalliol, Thomas B. Clark, Roderick English or Robert M. Smitson - was an officer or employee of the Corporation or any of its subsidiaries during 2006. None of these members has ever been an officer or employee of the Corporation or any of its subsidiaries. No member of the Compensation and Human Resources Committee or executive officer of the Corporation had a relationship during 2006 requiring disclosure in this proxy statement under SEC regulations.

Compensation and Human Resources Committee Report

The Compensation and Human Resources Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth immediately following this report, under "Compensation of Executive Officers." Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Corporation's annual report on Form 10-K for the fiscal year ended December 31, 2006 and in this proxy statement.

The above report is submitted by:

FIRST MERCHANTS CORPORATION COMPENSATION AND HUMAN RESOURCES COMMITTEE Charles E. Schalliol (Chairman)
Thomas B. Clark
Roderick English
Robert M. Smitson

                       COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

The Corporation's compensation programs are intended to provide incentives to employees, and to senior management in particular, to achieve the Corporation's current and long-term strategic goals. The ultimate objective of the Corporation's strategic goals, and thus of these compensation programs, is to obtain a superior return on shareholders' investment. The Corporation's compensation programs and policies are determined, implemented and evaluated by the Compensation and Human Resources Committee, in consultation with senior management and with the assistance of outside consultants as the Committee deems necessary.

The compensation programs for the Corporation's "Named Executive Officers" (the President and Chief Executive Officer, Michael L. Cox, the Executive Vice President and Chief Financial Officer, Mark K. Hardwick, the Executive Vice President and Chief Operating Officer, Michael C. Rechin, the Senior Vice President and Chief Information Officer, Robert R. Connors, and the Senior Vice President and Chief Credit Officer, David W. Spade) and other senior managers contain four principal components: (1) salary, (2) non-equity incentive pay, (3) equity-based compensation, consisting of restricted stock awards and stock options, and (4) retirement benefits. The compensation programs incentivize the Named Executive Officers and other senior managers to achieve the Corporation's current and shorter-term goals by paying them current cash compensation (salary and non-equity incentive pay) that provides an immediate or near-term reward for exceptional performance; whereas longer-term performance is rewarded through equity-based compensation and retirement benefits. The equity-based compensation directly aligns the Named Executive Officers' and other senior managers' financial interests with those of the shareholders by correlating the amount of the compensation received with the price of the Corporation's stock. The equity-based compensation and retirement programs are also designed to encourage retention of senior management employees.

Each of the four principal components of the Corporation's compensation programs is described below:

Salaries. The Named Executive Officers' salaries are determined annually by the Compensation and Human Resources Committee. The Committee determines these salaries subjectively, based on the executive's responsibilities and the Committee's review of the executive's individual performance and contributions to the Corporation's performance, especially its long-term and short-term financial performance. Other factors that the Committee takes into account include the executive's experience, the salaries paid to executives holding similar positions with the Corporation's competitors in the financial services industry, inflation rates and budgetary considerations. The Committee relies heavily on the recommendations of the Chief Executive Officer in setting the salaries of the Named Executive Officers other than the Chief Executive Officer. The Committee has the sole responsibility for establishing the Chief Executive Officer's salary.

For 2006 and prior years, employee salary determinations were made in December, and they took effect at the beginning of the following year. However, as recommended by senior management and approved by the Committee, commencing in 2007 these determinations are delayed until the Corporation's audited financial statements for the preceding fiscal year are issued (generally in late January or early February), and the resulting salary adjustments are not effective until the first payroll in March. The Committee believes that, by waiting until the financial statements are issued, salary adjustments for the Named Executive Officers and other employees can be more accurately and effectively tied to their success in meeting financial targets and other goals for the previous year. It also allows the Corporation to communicate decisions concerning salary adjustments to the Named Executive Officers and other employees close to the time they are informed of incentive plan payments and equity-based awards, thus ensuring a clear and consistent message regarding performance and underlining the Corporation's emphasis on growing a performance-based culture.

Mr. Cox's base salary for 2006 was $355,000, a 3.4% increase over his 2005 salary. Since he will be retiring on April 24, 2007, his salary was not adjusted in 2007. Mr. Rechin didn't assume his position with the Corporation until late-November 2005; therefore, his beginning base salary of $275,000 was not adjusted for 2006. He will become the President and Chief Executive Officer on April 24, 2007, at which time his base salary will increase to $325,000, in recognition of his additional responsibilities. Mr. Hardwick's base salary for 2006 was $190,000, an 11.8% increase over his 2005 salary; his base salary was increased by an additional 10% in 2007, to $209,000. Mr. Hardwick's larger increases were based in part on his exceptional performance and worth to the Corporation and were in part market-based, resulting from a review of salaries paid to executives holding similar positions with the Corporation's competitors in the financial industry. Mr. Connors' base salary for 2006 was $182,200, a 3.4% increase over his 2005 salary; his base salary was increased by an additional 5.5% in 2007, to $192,200. His larger increase in 2007 was in recognition of his excellent performance during 2006. Mr. Spade was the Executive Vice President and Chief Lending Officer of First Merchants Bank, National Association ("First Merchants Bank"), a wholly owned subsidiary of the Corporation, with a base salary of $160,000, during the first 11 months of 2006. He was promoted to Senior Vice President and Chief Credit Officer of the Corporation as of December 1, 2006, and his base salary was increased to $175,000 on account of this promotion but was not further adjusted for 2007.

Non-equity incentive pay. Non-equity incentive compensation is available to the Named Executive Officers and other senior managers through the Senior Management Incentive Compensation Program. Under the program, the Named Executive Officers and other participating senior management employees are eligible to receive additional cash compensation, determined as a percentage of their base salaries, as incentive pay by meeting individual goals that are generally closely related to the Corporation's financial success. Under the program, at the beginning of the year, each participant is given goals, consisting of a target or targets, and in some cases, personal objectives, which upon being met, entitles the executive to receive a payout following the end of the year of 100% of a pre-determined percentage of the executive's base salary. The schedules containing the targets also include thresholds below which no payout is made, as well as maximum payouts. For 2006, upon meeting a threshold, the executive became entitled to 30% of the pre-determined percentage of base salary, and the maximum payout was 200% of this percentage. The amounts earned under the program for a fiscal year are determined and paid out after the Corporation's audited financial statements for the applicable year have been issued (generally in late January or early February).

Two changes were made to the Senior Management Incentive Compensation Program in 2006, both applicable to the incentive payments made to participants in early 2007 for the 2006 fiscal year. One eliminated the former provision that mitigated the impact of wide swings in incentive plan payouts from year to year by basing 60% of each year's payment on the participant's performance under the program for the current year and 40% of the payment on the participant's performance under the program for the previous year. The other eliminated the former provision that was intended to encourage executive retention by paying 2/3 of the incentive pay earned each year in cash and the other 1/3 in deferred stock units two years later, based on the price of the Corporation's stock on the payment date plus accrued dividends. The first change is intended to tie the incentive pay more directly and more immediately to performance in both good and bad years. The second change is related to the Corporation's implementation in 2006 of its new practice of awarding restricted stock to participants in the program that will be forfeited if the employee leaves within three years of the award. It is anticipated that these awards will be superior to deferred stock units as a retention tool for senior managers. The effect of these two changes will be to combine all incentive compensation earned into a one-year cash payout, which will allow for a greater focus on growth goals, better motivate high performers, and further strengthen the Corporation's pay-for-performance culture.

For 2006, Messrs. Cox and Rechin were eligible to receive 45% and 40%, respectively, of their base salaries as incentive pay by meeting their individual goals. For both of them, 40% of their incentive pay was dependent on improving the Corporation's operating earnings per share above a pre-established percentage, 30% was dependent on improving diluted GAAP earnings per share above a pre-established percentage, and 30% was dependent on obtaining a return on equity above a pre-established percentage. The improvements in the Corporation's operating earnings per share and diluted GAAP earnings per share for 2006 failed to exceed the thresholds. The Corporation's return on equity did exceed the threshold but was less than the target. As a result, Messrs. Cox's and Rechin's incentive pay for 2006 was 1.35% and 1.20%, respectively, of their base salaries. For 2006, Messrs. Hardwick and Connors were eligible to receive 35% and 30%, respectively, of their base salaries as incentive pay by meeting their individual goals. For both of them, 70% of their incentive pay was dependent on improving the Corporation's operating earnings per share above a pre-established percentage, and 30% was dependent on achieving pre-established personal objectives that were established by the Chief Executive Officer. As noted above, the improvement in the Corporation's operating earnings per share for 2006 failed to exceed the threshold; however, Messrs. Hardwick and Connors achieved all of their personal objectives. As a result, Messrs. Hardwick's and Connors' incentive pay for 2006 was 10.50% and 9.00%, respectively, of their base salaries. For 2006, Mr. Spade was eligible to receive 20% of his base salary as incentive pay by meeting his individual goals. 60% of his incentive pay was dependent on improving the operating earnings of First Merchants Bank for 2006 above a pre-established percentage, and 40% was dependent on achieving pre-established personal objectives that were established by the Bank's Chief Executive Officer. First Merchants Bank's operating earnings did not improve for 2006; however, Mr. Spade achieved all of his personal objectives. As a result, Mr. Spade's incentive pay for 2006 was 8.00% of his base salary.

As noted above, until 2006, the Senior Management Incentive Compensation Program provided for payment of 2/3 of the incentive pay earned each year in cash and the other 1/3 in deferred stock units two years later, based on the price of the Corporation's stock on the payment date plus accrued dividends. Under this provision, three of the Named Executive Officers - Messrs. Cox, Hardwick and Connors - received payments in early 2007, in the amounts of $16,741, $9,122, and $9,145, respectively, based on deferred stock units they earned for the 2004 fiscal year under the program prior to its amendment. Messrs. Rechin and Spade weren't employees of the Corporation in 2004 and were thus not eligible for such payments. Additional payments will be made in early 2008 to Named Executive Officers based on deferred stock units they earned for the 2005 fiscal year under the program prior to its amendment.

The Senior Management Incentive Compensation Program was amended for 2007 to provide that the incentive pay which the Corporation's President and Chief Executive Officer and its Executive Vice Presidents can earn under the program will be entirely dependent on improving diluted GAAP earnings per share above a pre-established percentage. If diluted GAAP earnings per share increase by the pre-established target percentage, the President and Chief Executive Officer will earn an additional 45% of base salary, and Executive Vice Presidents will earn an additional 40% of base salary. The other Named Executive Officers' incentive pay for 2007 will be based 70% on improving operating earnings per share above a pre-established percentage and 30% on achieving pre-established personal objectives. If operating earnings per share increase by the pre-established target percentage and they achieve all of their personal objectives, these Named Executive Officers will earn an additional 30% of base salary.

Equity-based compensation. Equity-based compensation is made available to the Named Executive Officers and other plan participants under the Long-term Equity Incentive Plan. The Compensation and Human Resources Committee approves stock awards under the plan at a meeting that is usually held each year in early February. In making these awards, the Committee relies heavily on the recommendations of the Chief Executive Officer except for the awards to the Chief Executive Officer.

Until 2006, stock option grants were the only equity-based compensation awarded under the Long-term Equity Incentive Plan. In 2005, the Compensation and Human Resources Committee engaged Watson Wyatt & Company to undertake a comprehensive study of the plan and to make recommendations concerning its design and administration. At the Committee's request, Watson Wyatt provided information, which included contemporary data on the extent peer companies have utilized long-term equity incentive programs and their mix of restricted stock and stock options, as well as information on accounting and tax considerations. Following completion of the study, based in part on Watson Wyatt's recommendation, the Committee changed the Corporation's equity-based compensation program, beginning in 2006, from one utilizing only stock options to one utilizing a mix of stock options and restricted stock awards for senior managers and only restricted stock awards for other participating employees. This change was within the Committee's discretion under the provisions of the plan.

After consulting with Watson Wyatt and the Chief Executive Officer, the Committee concluded that the interests of the Corporation and its shareholders will be best served if, for the Named Executive Officers and other senior managers, stock option grants continue to be a significant component of the Corporation's equity-based compensation program. That conclusion was based on the rationale that the financial incentive provided by stock options depends entirely on increasing the price of the Corporation's shares, thus furthering the program's purpose of aligning senior management's financial interests with those of the Corporation's shareholders.

The stock options granted to the Named Executive Officers and other senior managers under the Long-term Equity Incentive Plan are incentive stock options up to the statutory limit; the rest are nonqualified options. The stock options vest and are exercisable 2 years after the date they are granted or, if earlier, on the date the grantee's employment terminates on account of retirement, death or disability. The restricted stock awarded under this plan vests, giving the awardee complete ownership rights, if the awardee is still employed by the Corporation 3 years after the award, or if the awardee's employment terminates in less than 3 years on account of retirement, death or disability. The restricted stock partially vests if the awardee's employment is involuntarily terminated without "cause," determined by a fraction, the numerator of which is the number of full years that have elapsed between the date of the award and the date of termination and the denominator of which is 3. Notwithstanding the restrictions on the stock, the awardee is entitled to vote the shares and to receive the dividends thereon.

The awards made to the Named Executive Officers under the Long-term Equity Incentive Plan on February 10, 2006 and February 8, 2007, respectively, were as follows: the 2006 award to Mr. Cox was 12,000 stock options and 3,400 shares of restricted stock; however, since he will retire on April 24, 2007, he did not receive a 2007 award; the 2006 award to Mr. Rechin was 8,000 stock options and 2,000 shares of restricted stock and the 2007 award was 12,000 stock options and 3,000 shares of restricted stock, the substantial increase in 2007 due to his becoming President and Chief Executive Officer on April 24, 2007; the 2006 award to Mr. Hardwick was 7,000 stock options and 2,000 shares of restricted stock and the 2007 award was 8,000 stock options and 2,400 shares of restricted stock; the 2006 award to Mr. Connors was 4,000 stock options and 1,400 shares of restricted stock and the 2007 award was 4,500 stock options and 1,600 shares of restricted stock; and the 2006 award to Mr. Spade was 1,400 shares of restricted stock and the 2007 award was 4,000 stock options and 1,000 shares of restricted stock. The exercise price for the stock options was the closing price on the date the options were granted by the Compensation and Human Resources Committee. This price was $25.14 per share on February 10, 2006 and $26.31 per share on February 8, 2007.

Although not required to be shown in the Summary Compensation Table, the First Merchants Corporation Employee Stock Purchase Plan is a form of equity-based compensation that is equally available to all employees of the Corporation and its participating subsidiaries who have been employed six months or more. Under this plan, employees (including the Named Executive Officers) may elect, prior to the offering period (July 1 to June 30), to purchase shares of the Corporation's stock at a price equal to 85% of the lesser of the market price of the stock at the beginning of the offering period and the market price at the end of the period. The plan provides an attractive vehicle for employees to acquire the Corporation's stock, which further aligns their financial interests with those of other shareholders. For the offering period ending June 30, 2006, the following Named Executive Officers participated in this plan: Mr. Cox, who purchased 1,059 shares, and Mr. Connors, who purchased 264 shares. The purchase price for shares under the plan was $20.66 per share.

Retirement benefits. The Corporation has long maintained a qualified defined benefit pension plan, the First Merchants Corporation Retirement Pension Plan, which pays benefits at retirement to participating employees of the Corporation and its participating subsidiaries. The benefits payable under this plan at normal retirement age (age 65), computed as a straight-life annuity although other forms of actuarially-equivalent benefits are available under the plan, are based on the following formula: 1.6% of average final compensation (in general, the participant's highest 60 consecutive months' W-2 compensation, less incentive pay) plus .5% of average final compensation in excess of Social Security covered compensation, both times years of service to a maximum of 25 years. Although benefits are integrated with Social Security, they are not subject to any deduction for Social Security or other offset amounts. The Corporation "froze" this plan, effective March 1, 2005, for participants other than those who were at least age 55 with 10 or more years of credited service, meaning that these participants no longer accrued benefits under the plan after that date and employees who were not participating in the plan as of that date were not eligible to participate. The benefits payable under the plan at age 65 to the participants whose benefits were frozen are determined under the formula described above, based on their average final compensation as of March 1, 2005, times a fraction, the numerator of which is the participant's years of credited service as of March 1, 2005, and the denominator of which is the participant's years of credited service projected to age 65. The participants who were at least age 55 with 10 or more years of credited service at the time the plan was frozen were "grandfathered;" that is, their benefits continue to accrue under the plan until their retirement.

Of the Named Executive Officers, Messrs. Rechin and Spade were never participants in the First Merchants Corporation Retirement Pension Plan, because they first became employees of the Corporation after March 1, 2005. Messrs. Hardwick and Connors were among the participants whose benefits were frozen, because they had not attained age 55 with 10 or more years of credited service as of March 1, 2005. Assuming their employment continues to age 65, Mr. Hardwick's annual benefit under the plan would be approximately $8,594, and Mr. Connor's annual benefit would be approximately $7,895. Mr. Cox was "grandfathered;" because he had attained age 55 with 10 or more years of credited service as of March 1, 2005, so he has continued to accrue benefits under the plan. He has elected to retire early, at age 62, on April 24, 2007. His early retirement benefit under the plan will be an annual benefit of approximately $47,158, payable in substantially equal monthly amounts.

The First Merchants Corporation Supplemental Executive Retirement Plan, a defined benefit, nonqualified "excess benefit" plan, provides additional retirement benefits to designated executives whose benefits under the First Merchants Corporation Retirement Pension Plan are restricted due to the limit under Internal Revenue Code Section 401(a)(17) on the amount of compensation that can be considered for purposes of calculating pension benefits under a qualified plan. This amount was $220,000 for 2006, and it is $225,000 for 2007. The benefit payable under this plan is calculated using the First Merchants Corporation Retirement Pension Plan formula described above, without applying the Section 401(a)(17) limit and including non-equity incentive pay in determining average final compensation, and then subtracting the benefit which is payable to the executive under the Retirement Pension Plan. Mr. Cox is the only Named Executive Officer who has been designated as a participant in this plan. Following his retirement on April 24, 2007, he will be eligible to receive an annual early retirement benefit of approximately $56,734 under the plan, which the Corporation expects to begin paying in substantially equal monthly amounts in January 2008, with the first payment to include a retroactive amount for the last 8 months of 2007. Since the First Merchants Corporation Retirement Pension Plan has been frozen, no other executives will be designated as participants under this plan.

The Corporation also maintains the First Merchants Corporation Retirement and Income Savings Plan, an Internal Revenue Code Section 401(k) qualified defined contribution plan under which participating employees of the Corporation and its subsidiaries can make pre-tax contributions to the plan, up to statutory limits and limits set forth in the plan, that are currently matched by the participant's employer at the rate of 50% of the participant's pre-tax contributions under the plan, to a maximum of 6% of compensation (defined as W-2 compensation plus certain voluntary pre-tax contributions, up to the Internal Revenue Code Section 401(a)(17) maximum noted above). Thus, the maximum matching employer contribution under the plan is generally 3% of pay (less if the participant's compensation exceeds $225,000). The Corporation made matching contributions for 2006 under the plan for Messrs. Rechin, Hardwick, Connors and Spade in the amounts of $6,600, $6,600, $6,433, and $5,028, respectively. For the participants who were "grandfathered" when the First Merchants Corporation Retirement Pension Plan was frozen, including Mr. Cox, the matching employer contribution is only 25% of their pre-tax contributions under the plan, to a maximum of 5% of compensation. The Corporation made a matching contribution for 2006 under the plan for Mr. Cox in the amount of $2,750. The employer also makes contributions under the plan on behalf of participants based on their years of service, currently from 2% to 7% of compensation (2% for 0-4 years of service, 3% for 5-9 years of service, 4% for 10-14 years of service, 5% for 15-19 years of service, 6% for 20-24 years of service, and 7% for 25 or more years of service). The "grandfathered" participants, including Mr. Cox, are not eligible for these service-weighted contributions. For 2006, the service-weighted contribution for Mr. Hardwick was 3% of compensation, or $6,694; and the service-weighted contributions for Messrs. Rechin, Connors and Spade were 2% of compensation, or $7,672, $4,289, and $3,352, respectively.

Finally, the employer is making "transition contributions" under the plan equal to 3% of compensation for the years 2005 through 2009, for employees who were participants in the First Merchants Corporation Retirement Pension Plan when it was frozen and who had attained age 45 with 10 or more years of credited service as of March 1, 2005 (other than the "grandfathered" participants). None of the Named Executive Officers is eligible for a transition contribution under the plan. Employee pre-tax contributions under the plan are always fully vested, while matching, service-weighted and transition contributions vest 20% after each year of service

In 2006, the Compensation and Human Resources Committee engaged Mercer Human Resource Consulting to make plan design recommendations for a new defined contribution supplemental executive retirement plan, in view of the fact that the primary retirement plan for all of the executive officers other than Mr. Cox is now a Section 401(k) defined contribution plan rather than a defined benefit plan. Based on Mercer's recommendations, the Committee established the First Merchants Corporation Defined Contribution Supplemental Executive Retirement Plan, effective as of January 1, 2006. Like the existing defined benefit Supplemental Executive Retirement Plan covering Mr. Cox, the Defined Contribution Supplemental Executive Retirement Plan is a nonqualified plan that is intended to provide additional retirement benefits to designated executives whose benefits under the Corporation's qualified retirement plan - in this case the First Merchants Corporation Retirement and Income Savings Plan - are restricted due to the limit under Internal Revenue Code Section 401(a)(17) on the amount of compensation that can be considered for purposes of calculating pension benefits under a qualified plan. The Committee has designated Mr. Rechin as the sole initial participant in the Defined Contribution Supplemental Executive Retirement Plan, effective as of January 1, 2006. Based on Mercer's recommendation, the Committee established the employer contribution for Mr. Rechin under the plan at 12% of his annual compensation, including his base salary and his non-equity incentive pay. Mercer calculated that, if Mr. Rechin continues to be employed by the Corporation until his normal retirement age, this contribution will provide an income replacement ratio of approximately 35%, based on a 7% return on the plan's investments. Mercer determined, based on its review of retirement benefits paid to executives holding similar positions at peer companies in the banking industry, that this income replacement ratio would be competitive with the industry. Mr. Rechin's benefit under the plan is subject to a 5 year "cliff" vesting provision. He is not permitted to make employee contributions under the plan. The Corporation's 2006 contribution to this plan for Mr. Rechin was $33,396.

Termination of Employment and Change of Control Arrangements. In general, the Corporation does not have employment agreements with the Named Executive Officers or any of its other employees, who are all deemed to be "at will" employees. However, on January 23, 2007, the Board approved an agreement between the Corporation and Mr. Cox concerning his retirement as the President and Chief Executive Officer of the Corporation on April 24, 2007, the date of the 2007 annual meeting of shareholders, and his provision of consulting services to the Corporation for a period of 2 years thereafter. The material terms of this agreement are described on page 23 of this proxy statement, under "Termination of Employment and Change of Control Arrangements."

The Corporation has change of control agreements with certain of its key executives, including all of the Named Executive Officers except Mr. Spade. The Board believes that change of control agreements are in the best interests of the Corporation and its shareholders, because they encourage key executives to remain with the Corporation and continue to act in the Corporation's and shareholders' interests in the event of a proposed acquisition or other change of control situation in which they might otherwise be influenced by the uncertainties of their own circumstances. The Board also believes that "double trigger" agreements are in the Corporation's best interests, so each one provides that severance benefits will be payable only if both a change of control occurs and the executive's employment is terminated or constructively terminated within 24 months after the change of control. No benefits will be payable in the event of the executive's voluntary retirement, death or disability, or if the executive's employment is terminated for cause. More information regarding the definitions of "change of control" and "constructive termination," as used in these agreements, can be found on pages 23-24 of this proxy statement, under "Termination of Employment and Change of Control Arrangements." The lump sum severance benefit payments under the change of control agreements are based on a multiple of the sum of the executive's annual base salary at the time of receiving notice of termination and the executive's largest annual non-equity incentive payment under the Senior Management Incentive Compensation Program during the two years preceding the date of termination. This multiple is 2.99 for Messrs. Cox, Rechin and Hardwick, and 2.00 for Mr. Connors. The agreements also provide that the Corporation will: pay any excise tax imposed on the executive under Section 4999 of the Internal Revenue Code on an "excess parachute payment;" provide outplacement services and pay reasonable legal fees and expenses incurred by the executive as a result of the termination; continue life, disability, accident and health insurance coverage until the earlier of 2 years following the date of termination or the executive's 65th birthday; and cancel the executive's outstanding stock options and, in lieu thereof, pay the executive a lump sum amount equal to the bargain element value of these options, if any. The aggregate of the benefits that would have been payable to key executives under all of the Corporation's existing change of control agreements, if both of the triggering events had occurred on December 31, 2006, is only a little more than 1% of the Corporation's market capitalization - not enough, in the Board's opinion, to discourage any offer to purchase the Corporation's shares. This percentage will be even less after Mr. Cox's retirement on April 24, 2007, since he will no longer be covered by a change of control agreement. The change of control agreements were not entered into in response to any effort to acquire control of the Corporation, and the Board is not aware of any such effort.

A change of control would also result in vesting of: the non-vested stock options and restricted stock awards under the Corporation's Long-term Equity Incentive Plan; the non-vested deferred stock units under the Corporation's Senior Management Incentive Compensation Program; the non-vested retirement benefits under the Corporation's nonqualified Defined Contribution Supplemental Executive Retirement Plan. Additional information concerning the affect these provisions for accelerated vesting in the event of a change of control would have on the Named Executive Officers can be found on pages 24-25 of this proxy statement, under "Termination of Employment and Change of Control Arrangements."

Summary Compensation Table

The following table provides information concerning all of the plan and non-plan compensation paid to the Named Executive Officers for 2006.

                                           Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------
                                                                                                           Change in
                                                                                                         pension value
                                                                                                             and
                                                                                                         nonqualified
                                                                                         Non-equity        deferred
                                                                 Stock      Option     incentive plan    compensation
Name and Principal Position     Year   Salary(1)    Bonus(2)   Awards(3)   awards(3)   compensation(4)    earnings(5)
----------------------------------------------------------------------------------------------------------------------
Michael L. Cox                  2006   $ 361,887   $      0   $  25,268   $  32,766       $  4,793        $ 205,052
  President and Chief
  Executive Officer
----------------------------------------------------------------------------------------------------------------------

Mark K. Hardwick                2006     193,699          0      14,864      19,113         19,950            2,495
  Executive Vice President
  and Chief Financial Officer
----------------------------------------------------------------------------------------------------------------------

Michael C. Rechin               2006     280,288    100,100      14,864      21,844          3,300                0
  Executive Vice President
  and Chief Operating
  Officer
----------------------------------------------------------------------------------------------------------------------

Robert R. Connors               2006     185,704          0      10,405      10,922         16,398            4,695
  Senior Vice President and
  Chief Information Officer
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------





                                   All other
Name and Principal Position     compensation(6)     Total
-----------------------------------------------------------
Michael L. Cox                      $ 27,918      $ 657,684
  President and Chief
  Executive Officer
-----------------------------------------------------------

Mark K. Hardwick                      15,434        265,555
  Executive Vice President
  and Chief Financial Officer
-----------------------------------------------------------

Michael C. Rechin                     51,788        472,184
  Executive Vice President
  and Chief Operating
  Officer
-----------------------------------------------------------

Robert R. Connors                     12,310        240,434
  Senior Vice President and
  Chief Information Officer
-----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                          Change in
                                                                                                        pension value
                                                                                                             and
                                                                                                        nonqualified
                                                                                        Non-equity        deferred
                                                                Stock      Option     incentive plan    compensation
Name and Principal Position     Year   Salary(1)   Bonus(2)   Awards(3)   awards(3)   compensation(4)    earnings(5)
----------------------------------------------------------------------------------------------------------------------

David W. Spade                  2006    164,327          0      10,405           0        12,800              0
  Senior Vice President
  and Chief Credit Officer
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------





                                   All other
Name and Principal Position     compensation(6)     Total
-----------------------------------------------------------
David W. Spade                       10,568        198,100
  Senior Vice President
  and Chief Credit Officer
-----------------------------------------------------------


      (1) The amounts shown in the Salary column are the aggregate of the executive's base salary, service award and Christmas gift. For Mr. Cox, these were $355,000, $60 and $6,827, respectively; for Mr. Hardwick, these were $190,000, $45 and 3,654, respectively; for Mr. Rechin, these were $275,000, $0 and $5,288, respectively; for Mr.
            Connors, these were $182,200, $0 and 3,504, respectively; and for Mr. Spade, these were $$161,250, $0 and $3,077, respectively.

      (2) The Corporation agreed to pay Mr. Rechin a signing bonus of $100,000 when he was employed as the Corporation's Executive Vice President and Chief Operating Officer in November 2005, to offset a bonus that would have been payable to Mr. Rechin by his previous employer had he not taken this new position. This signing bonus was paid to Mr. Rechin early in 2006. The other $100 was paid to Mr. Rechin under a customer referral program. No bonus was paid to any other Named Executive Officer during 2006 except as part of a non-equity incentive plan.

      (3) A discussion of the assumptions used in calculating these values is contained in Note 16 to the 2006 audited financial statements, on page 42 of the Corporation's Annual Report.

      (4) The amounts shown in the Non-equity Incentive Plan Compensation column are payments for 2006 performance under the First Merchants Corporation Senior Management Incentive Compensation Program that were made in February 2007.

      (5) The amounts shown in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for Messrs. Hardwick and Connors are the changes in the actuarial present value of their frozen benefits under the First Merchants Corporation Retirement Pension Plan, and for Mr. Cox, the change in the actuarial present value of his benefits under the First Merchants Corporation Retirement Pension Plan ($78,517) and the First Merchants Corporation Supplemental Executive Retirement Plan ($126,535) during 2006. Messrs. Rechin and Spade were never participants in a defined benefit or other actuarial pension plan maintained by the Corporation. No Named Executive Officer received above-market or preferential earnings on deferred compensation.

      (6) The Corporation made matching and service-weighted employer contributions to the First Merchants Corporation Retirement and Income Savings Plan for the benefit of the Named Executive Officers in the following aggregate amounts for 2006: Mr. Cox - $2,750 ($2,750 and $0); Mr. Hardwick - $13,294 ($6,600 and $6,694); Mr.
            Rechin - $14,272 ($6,600 and $7,672);  Mr. Connors - $10,722 ($6,433
            and  $4,289);  and Mr.  Spade -  $8,380  ($5,028  and  $3,352).  The
            Corporation also made a contribution to the First Merchants Corporation Defined Contribution Supplemental Executive Retirement Plan in the amount of $33,396 for the benefit of Mr. Rechin. Mr. Cox was the only Named Executive Officer whose compensation included perquisites in the aggregate amount of $10,000 or more. The aggregate amount of his perquisites and other personal benefits, which included personal use of a Corporate-owned automobile, payment of country club dues, automobile insurance premiums, medical and travel expenses, totaled $21,740. The other amounts shown in the All Other Compensation column include the dollar value of life insurance premiums and dividends on restricted stock awards paid to or for the benefit of each of the Named Executive Officers during 2006.

The Corporation does not have employment agreements with any of the Named Executive Officers.

Grants of Plan-based Awards Table

The following table provides information concerning all of the grants of plan-based awards made to the Named Executive Officers for 2006, which included non-equity incentive pay and awards of restricted stock and stock options.

                                          Grants of Plan-Based Awards for 2006 Fiscal Year
-----------------------------------------------------------------------------------------------------------------------------------
                                     Estimated future payouts under
                                   Non-equity incentive plan awards(1)
                                  ------------------------------------
                                                                                         All other
                                                                          All other       option
                                                                            stock         awards;
                                                                           awards;       Number of     Exercise or    Grant date
                                                                          Number of     securities    base price of  fair value of
                        Grant                                            shares of      underlying    option awards    stock and
     Name                Date     Threshold     Target      Maximum    stock or units     options      (per share)   option awards
-----------------------------------------------------------------------------------------------------------------------------------
Michael L. Cox              --      $ 0      $ 159,750    $ 319,500
                       2/10/06                                              3,400                                      $ 25,268
                       2/10/06                                                            12,000         $ 25.14         32,766
------------------------------------------------------------------------------------------------------------------------------------

Mark K. Hardwick            --        0         66,500      113,050
                       2/10/06                                              2,000                                        14,864
                       2/10/06                                                             7,000           25.14         19,113
------------------------------------------------------------------------------------------------------------------------------------

Michael C. Rechin           --        0        110,000      220,000
                       2/10/06                                              2,000                                        14,864
                       2/10/06                                                             8,000           25.14         21,844
------------------------------------------------------------------------------------------------------------------------------------

Robert R. Connors           --        0         54,660       92,922
                       2/10/06                                              1,400                                        10,405
                       2/10/06                                                             4,000           25.14         10,922
------------------------------------------------------------------------------------------------------------------------------------

David W. Spade              --        0         32,000       51,200
                       2/10/06                                              1,400                                        10,405
------------------------------------------------------------------------------------------------------------------------------------

            (1) The amounts shown in the Estimated Future Payouts under Non-equity Incentive Plan Awards column are the range of payouts for targeted performance under the First Merchants Corporation Senior Management Incentive Compensation Program for 2006, as described in the Section entitled "Non-equity Incentive Pay" in the Compensation Discussion and Analysis. The payments made in February 2007 for 2006 performance under the Program are shown in the Non-equity Incentive Plan Compensation column of the Summary Compensation Table on page 16 of this proxy statement.

The compensation programs under which the grants in the above Grants of Plan-based Awards Table were made are generally described in the Compensation Discussion and Analysis, on pages 11-13, and include the Senior Management Incentive Compensation Program, a non-equity incentive plan, and the Long-term Equity Incentive Plan, which provides for stock option grants and restricted stock awards. The following is a summary of material factors that will assist in an understanding of the information disclosed in the Grants of Plan-based Awards Table.

Under the Senior Management Incentive Compensation Program, each of the Named Executive Officers was given goals at the beginning of 2006, consisting of a target or targets, and in some cases, personal objectives, which upon being met, entitled the executive to receive a payout following the end of the year of 100% of a pre-determined percentage of the executive's base salary. The schedules containing the targets also included thresholds, at which the executive became entitled to 30% of the pre-determined percentage and below which no payout would be made, as well as maximum payouts equal to 200% of the pre-determined percentage. The amounts earned under the program for 2006 were paid out in February 2007.

Under the Long-term Equity Incentive Plan, awards of stock options and restricted stock were granted to each of the Named Executive Officers in February 2006 except Mr. Spade, who was not awarded stock options because he was not a senior manager of the Corporation at the time. In general, the number of stock options awarded to each executive was 3 - 4 times the number of shares of restricted stock awarded to the executive. The aggregate number of equity awards to each executive was roughly commensurate with the executive's position and level of responsibilities. The exercise price for the stock options was the closing price on the date the options were granted, February 10, 2006. The stock options will vest and become exercisable 2 years after the date they were granted or, if earlier, on the date the executive's employment terminates on account of retirement, death or disability. The restricted stock will vest, giving the executive complete ownership rights, if the executive is still employed by the Corporation 3 years after the date of the award or the executive's employment terminates in less than 3 years on account of retirement, death or disability. The restricted stock will partially vest if the executive's employment is involuntarily terminated without "cause," the number that vest to be a fraction of the shares awarded, the numerator of which is the number of full years that have elapsed between the date of the award and the date of termination and the denominator of which is 3. Notwithstanding the restrictions on the stock, the executive will be entitled to vote the shares and to receive the dividends thereon. The normal dividend rate applies to the restricted shares; the rate is not preferential.

Outstanding Equity Awards at Fiscal Year-end Table

The following table provides information concerning unexercised stock options, restricted stock awards that have not vested, and equity incentive plan awards for each of the Named Executive Officers outstanding as of the end of the Corporation's 2006 fiscal year.

                               Outstanding Equity Awards at Fiscal Year-End 2006
------------------------------------------------------------------------------------------------------------------
                                              Option Awards                                  Stock Awards
                     ---------------------------------------------------------------------------------------------

                        Number of      Number of
                        securities     securities
                        underlying     underlying                                     Number of       Market value
                       unexercised     unexercised                                 shares or units    of shares or
                         options       options(1)       Option                      of stock that    units of stock
                                                       exercise        Option          have not      that have not
      Name            (Exercisable)  (Unexercisable)     price     expiration date     vested(2)        vested
-------------------------------------------------------------------------------------------------------------------
Michael L. Cox                                                                          3,400          $ 92,446
                                                                                          851            23,136
                          6,078                        $ 18.07        7/31/07
                          5,729                          24.80        7/31/08
                         11,575                          19.65        7/29/09
                         11,573                          18.28         7/1/10
                         11,576                          19.73         7/1/11
                         13,781                          26.93         7/1/12
                         13,127                          23.46         7/1/13
                         15,000                          25.60         7/1/14
                         20,000                          26.70         9/1/15
                                         12,000          25.14        2/10/16
------------------------------------------------------------------------------------------------------------------

Mark K. Hardwick                                                                        2,000           54,380
                                                                                          460           12,506
                            694                          19.65         7/29/09
                            578                          18.28          7/1/10
                          1,736                          19.73          7/1/11
                          4,409                          26.93          7/1/12
                          5,249                          23.46          7/1/13
                          6,000                          25.60          7/1/14
                         10,000                          26.70          9/1/15
                                          7,000          25.14         2/10/16
------------------------------------------------------------------------------------------------------------------

Michael C. Rechin                                                                       3,334           90,651

                                         10,000          25.90        11/21/15
                                          8,000          25.14         2/10/16
------------------------------------------------------------------------------------------------------------------

Robert R. Connors                                                                       1,400           38,066
                                                                                          467           12,687
                          3,307                          25.33         8/26/12
                          5,249                          23.46          7/1/13
                          6,000                          25.60          7/1/14
                          8,000                          26.70          9/1/15
                                          4,000          25.14         2/10/16
------------------------------------------------------------------------------------------------------------------

David W. Spade                                                                          1,400           38,066
------------------------------------------------------------------------------------------------------------------

      (1) Options were granted to Messrs. Cox, Hardwick, Rechin and Connors to purchase 12,000, 7,000, 8,000 and 4,000 shares, respectively, of the Corporation's stock under the Long-term Equity Incentive Plan on February 10, 2006, which will vest on February 10, 2008. In addition, Mr. Rechin was granted an option to purchase 10,000 shares of the Corporation's stock under the Long-term Equity Incentive Plan on November 21, 2005, which will vest on November 21, 2007. All of these options will also vest on the date the executive's employment terminates on account of retirement, death or disability, if earlier than the normal vesting dates.

      (2) Messrs. Cox, Hardwick, Rechin, Connors and Spade were awarded 3,400, 2,000, 2,000, 1,400 and 1,400 restricted shares, respectively, of the Corporation's stock under the Long-term Equity Incentive Plan on February 10, 2006, which will vest on February 10, 2009. In addition, Mr. Rechin was awarded 2,000 restricted shares of the Corporation's stock under the plan on December 22, 2005, of which 666 shares vested on December 22, 2006, 667 shares will vest on December 22, 2007, and 667 shares will vest on December 22, 2008. Messrs. Cox, Hardwick and Connors earned 851, 460 and 467 deferred stock units, respectively, under the Corporation's Senior Management Incentive Compensation Program for the 2005 fiscal year. These units will vest at the end of the 2007 fiscal year and will result in payments of cash, not shares of stock, to these executive officers early in 2008 in amounts equal to the December 31, 2007 fair market value of an equivalent number of shares of the Corporation's stock, plus dividends that would have accrued on an equivalent number of shares during 2006 and 2007. All of these restricted stock awards and deferred stock units will also vest on the date the executive's employment terminates on account of retirement, death or disability, if earlier than the normal vesting dates.

Option Exercises and Stock Vested Table

The following table provides information concerning each exercise of stock options and each vesting of stock, including restricted stock and restricted stock units, during the Corporation's 2006 fiscal year for each of the Named Executive Officers.

                        Option Exercises and Stock Vested During Fiscal Year 2006
-----------------------------------------------------------------------------------------------------------
                                        Option awards                             Stock awards
                          ---------------------------------------------------------------------------------

                            Number of shares     Value realized on   Number of shares or     Value realized
         Name             acquired on exercise        exercise        units acquired on       on vesting(1)
                                                                          vesting(1)
-----------------------------------------------------------------------------------------------------------
Michael L. Cox                   5,209               $ 50,163                577                $ 16,741
-----------------------------------------------------------------------------------------------------------
Mark K. Hardwick                     0                      0                314                   9,122
-----------------------------------------------------------------------------------------------------------
Michael C. Rechin                    0                      0                666                  17,915
-----------------------------------------------------------------------------------------------------------
Robert R. Connors                    0                      0                315                   9,145
-----------------------------------------------------------------------------------------------------------
David W. Spade                       0                      0                  0                       0
-----------------------------------------------------------------------------------------------------------

      (1) The amounts shown in the Number of Shares or Units Acquired on Vesting column for Messrs. Cox, Hardwick and Connors are deferred stock units they earned under the Senior Management Incentive Compensation Program for the 2004 fiscal year which vested at the end of the 2006 fiscal year. The amounts shown in the Value Realized on Vesting column were paid in cash to these executives in February 2007, in accordance with the program's provisions. These payments to Messrs. Cox, Hardwick and Connors included dividends that would have been payable on an equivalent number of shares of the Corporation's stock during 2005 and 2006, in the amounts of $1,061, $578 and $580, respectively. The amount shown in the Number of Shares or Units Acquired on Vesting column for Mr. Rechin is the portion of the restricted stock award made to him on December 22, 2005 under the Long-term Equity Incentive Plan which vested on December 22, 2006. This award is further described in footnote 2 to the Outstanding Equity Awards at Fiscal Year-End 2006 Table on page 20 of this proxy statement. The amount shown in the Value Realized on Vesting column for Mr. Rechin was determined by multiplying the number of shares that vested (666) times the closing price of the Corporation's stock on December 22, 2006 ($26.90).

Pension Benefits Table

The First Merchants Corporation Retirement Pension Plan (the "Pension Plan") is a qualified defined benefit pension plan that pays monthly retirement benefits to eligible employees. The benefits, computed as a straight-life annuity although other forms of actuarially-equivalent benefits are available under the plan, are based on the following formula: 1.6% of average final compensation (in general, the participant's highest 60 consecutive months' W-2 compensation, less incentive pay) plus .5% of average final compensation in excess of Social Security covered compensation, both times years of service to a maximum of 25 years. The plan was frozen, effective March 1, 2005, for participants who had not yet attained age 55 and been credited with 10 or more years of service as of that date, meaning that their accrued benefits were vested and they no longer accrued benefits under the plan, and employees who were not participating in the plan as of that date were not eligible to participate. The benefits payable under the plan at age 65 to the participants whose benefits were frozen are determined under the above formula, based on their average final compensation as of March 1, 2005, times a fraction, the numerator of which is the participant's years of service as of March 1, 2005, and the denominator of which is the participant's years of service projected to age 65. The participants who were at least age 55 with 10 or more years of service at the time the plan was frozen continued to accrue benefits under the plan until their retirement.

The First Merchants Corporation Supplemental Executive Retirement Plan (the "SERP"), a defined benefit, nonqualified "excess benefit" plan, provides additional retirement benefits to designated executives whose benefits under the Pension Plan are restricted due to the limit under Internal Revenue Code Section 401(a)(17) on the amount of compensation that can be considered for purposes of calculating pension benefits under a qualified plan. This amount was $220,000 for 2006, and it is $225,000 for 2007. The benefit payable under this plan is calculated using the Pension Plan formula described in the preceding paragraph, without applying the Section 401(a)(17) limit and including non-equity incentive pay in determining average final compensation, and then subtracting the benefit which is payable to the executive under the Pension Plan. The SERP is unfunded and subject to forfeiture in the event of bankruptcy. The Corporation has established a "rabbi" trust, with the First Merchants Trust Company, National Association, a wholly-owned subsidiary of the Corporation, as the trustee. The Corporation makes annual contributions to the trust to help pay the Corporation's liabilities under the SERP, with which the trustee pays premiums on corporate-owned life insurance that is intended to help pay these liabilities.

The following table shows benefits accrued to the Named Executive Officers under the Retirement Pension Plan and the Supplemental Executive Retirement Plan as of December 31, 2006. The assumptions used in calculating the present value of a Named Executive Officer's accumulated benefit are the same as those used for financial reporting purposes with respect to the Corporation's 2006 audited financial statements, assuming that the executive retires at age 65, the normal retirement age under the plan. A discussion of these assumptions is contained in
Note 17 to the 2006 audited financial statements, on page 46 of the Corporation's Annual Report.

                                 Accrued Pension Benefits at Fiscal Year-End 2006
-----------------------------------------------------------------------------------------------------------------

                                               Number of years         Present value of
                                           credited service as of   accumulated benefit as     Payments during
         Name                Plan name           12/31/06(4)             of 12/31/06          fiscal year 2006
-----------------------------------------------------------------------------------------------------------------
Michael L. Cox(1)          Pension Plan             11.50                 $ 502,689                $  0
                               SERP                 11.50                   594,981                   0
-----------------------------------------------------------------------------------------------------------------

Mark K. Hardwick(2)        Pension Plan              8.32                    24,671                   0
-----------------------------------------------------------------------------------------------------------------

Michael C. Rechin(3)            N/A                   N/A                       N/A                 N/A
-----------------------------------------------------------------------------------------------------------------

Robert R. Connors(2)       Pension Plan              3.50                    63,427                   0
-----------------------------------------------------------------------------------------------------------------

David W. Spade(3)               N/A                   N/A                       N/A                 N/A
-----------------------------------------------------------------------------------------------------------------

      (1) Mr. Cox is the only Named Executive Officer who had attained age 55 and been credited with more than 10 years of service when the Pension Plan was frozen, so he is the only one of them who has continued to accrue benefits under the plan after that date. He is also the only Named Executive Officer who has been designated as a participant in the SERP. Mr. Cox has met the eligibility requirements for early retirement - attainment of age 55 and 10 or more years of service - and he has elected early retirement on April 24, 2007. His monthly benefits will commence in May 2007 under the Pension Plan and in January 2008 under the SERP. His normal retirement benefits accrued under both plans will be reduced 5/24% for each month by which his early retirement date precedes his normal retirement date.

      (2) Neither Mr. Hardwick nor Mr. Connors had attained age 55 or been credited with more than 10 years of service when the Pension Plan was frozen, so their benefits under the plan were frozen.

      (3)   Messrs.  Rechin  and Spade were never  participants  in the  Pension
            Plan.

      (4) The Named Executive Officers' years of credited service under the Pension Plan and the SERP were one fewer than their number of actual years of service with the Corporation.

Nonqualified Deferred Compensation Table

In 2006, the Corporation established the First Merchants Corporation Defined Contribution Supplemental Executive Retirement Plan (the "Defined Contribution SERP"), a nonqualified plan that is intended to provide additional retirement benefits to designated executives whose benefits under the Corporation's qualified Internal Revenue Code Section 401(k) defined contribution plan - the First Merchants Corporation Retirement and Income Savings Plan (the "Section 401(k) Plan") - are restricted due to the limit under Internal Revenue Code
Section 401(a)(17) on the amount of compensation that can be considered for purposes of calculating pension benefits under a qualified plan. The Corporation annually credits a percentage of the participant's compensation (base salary plus non-equity incentive pay) for the plan year, as determined by the Compensation and Human Resources Committee, to a deferred benefit account established for the participant under the plan. No amount is credited to the participant's account under the Defined Contribution SERP unless the participant has made sufficient contributions to the Section 401(k) Plan for the year to entitle the participant to the maximum matching employer contributions under the
Section 401(k) Plan. Participants are not permitted to make contributions to their accounts under the Defined Contribution SERP. Participants' interests vest under the plan upon the earliest of death, disability, involuntary termination except for cause, a change of control of the Corporation, or 5 years of participation in the plan. Their account balances, including amounts credited to the accounts, adjusted for investment gain or loss, are payable in 36 monthly installments following death, disability or separation from service (the initial payments are delayed 6 months and made retroactively if made on account of separation from service). The SERP is unfunded and subject to forfeiture in the event of bankruptcy. The Corporation has established a "rabbi" trust, with the First Merchants Trust Company, National Association, a wholly-owned subsidiary of the Corporation, as the trustee. The Corporation makes annual contributions to the trust to help pay the Corporation's liabilities under the Defined Contribution SERP. While participants may request that these contributions be
invested  in  accordance   with   investment   options  made  available  by  the
Corporation, the Corporation is under no obligation to comply with such requests. The accounts' actual investment returns may differ from the returns on the investments requested by the participants. Participants may request changes in the investment options daily, by submitting written investment allocation requests to the trustee.

The following table shows the dollar amounts of contributions, earnings, withdrawals, distributions and the aggregate balances of the Named Executive Officers' deferred benefit accounts under the Defined Contribution SERP as of December 31, 2006.

                                         Nonqualified Deferred Compensation in 2006
------------------------------------------------------------------------------------------------------------------------

                             Executive        Corporation's        Aggregate         Aggregate
                         contributions in   contributions in      earnings in       withdrawals/   Aggregate balance at
          Name           fiscal year 2006   fiscal year 2006   fiscal year 2006    distributions   fiscal year-end 2006
------------------------------------------------------------------------------------------------------------------------
Michael L. Cox                  $ 0             $     0                $ 0               $ 0               $     0
------------------------------------------------------------------------------------------------------------------------
Mark K. Hardwick                  0                   0                  0                 0                     0
------------------------------------------------------------------------------------------------------------------------
Michael C. Rechin(1)              0              33,396                  0                 0                33,396
------------------------------------------------------------------------------------------------------------------------
Robert R. Connors                 0                   0                  0                 0                     0
------------------------------------------------------------------------------------------------------------------------
David W. Spade                    0                   0                  0                 0                     0
------------------------------------------------------------------------------------------------------------------------

      (1) Mr. Rechin is the only Named Executive Officer who has been designated as a participant in the Defined Contribution SERP. Since the Corporation's contribution to the plan was made at the end of the plan year, his deferred benefit account did not experience any gain or loss during 2006. The Corporation credited 12 % of Mr. Rechin's compensation (base salary plus non-equity incentive pay) to his account for 2006. This amount is also reported as compensation to Mr. Rechin in the Summary Compensation Table on page 16 of this proxy statement, in the column headed "All Other Compensation."

Termination of Employment and Change of Control Arrangements

Other than the change of control agreements described below, the only contract, agreement, plan or arrangement that provides for payment(s) to a Named Executive Officer at, following, or in connection with any termination, is an agreement concerning Mr. Cox's retirement as the President and Chief Executive Officer of the Corporation which the Board approved on January 23, 2007. Under the terms of this agreement, Mr. Cox will retire as the President and Chief Executive Officer of the Corporation on April 24, 2007. He will provide services to the Corporation as a nonemployee consultant for a period of two years thereafter, until the earlier of April 24, 2009 or the date of the 2009 annual meeting of shareholders. Mr. Cox will report directly to Mr. Rechin and will perform services as requested by Mr. Rechin. These services are expected to include, among other things, advice and assistance with matters relating to mergers, acquisitions and other business expansion initiatives. Mr. Cox will also continue to represent the Corporation as an officer and director of the Indiana Bankers Association, which he currently serves as Chairman of the Board of Directors, and as a director of the Indiana State Chamber of Commerce. These services are not expected to occupy more than 50% of Mr. Cox's time. He will be paid $175,000 in the first year and $100,000 in the second year for these services, in substantially equal monthly installments. The agreement also provides that the Nominating and Governance Committee will nominate Mr. Cox to serve as a director of the Corporation for one additional three-year term, subject to the vote of the shareholders, commencing as of the 2007 annual meeting of shareholders and that he will submit his written resignation as director in January 2009, effective as of the 2009 annual meeting of shareholders. The agreement also provides that Mr. Cox will resign from the boards of directors of all of the Corporation's subsidiaries and affiliates on which he is currently serving, effective as of the date of his retirement.

The Corporation has change of control agreements with Messrs. Cox, Rechin, Hardwick and Connors, but not with Mr. Spade. These are "double trigger" agreements, in that they provide for the payment of severance benefits to the executives only in the event of both a change of control of the Corporation and a termination or constructive termination of the executive's employment within 24 months after the change of control. However, no payment will be made if the termination was for cause, because of the executive's death, disability or voluntary retirement, or by the executive other than on account of constructive termination. In general, a "change of control" means an acquisition by any person of 25% or more of the Corporation's voting shares, a change in the makeup of a majority of the Board over a 24-month period, a merger of the Corporation in which the shareholders before the merger own 50% or less of the Corporation's voting shares after the merger, or approval by the Corporation's shareholders of a plan of complete liquidation of the Corporation or an agreement to sell or dispose of substantially all of the Corporation's assets. A "constructive termination" means, generally, a significant reduction in duties, compensation or benefits or a relocation of the executive's office outside of the area described in the agreement, unless agreed to by the executive. The change of control agreements were not entered into in response to any effort to acquire control of the Corporation, and the Board is not aware of any such effort.

Upon the occurrence of the two triggering events, a covered executive will be entitled, in addition to base salary and incentive compensation accrued through the date of termination, to payment from the Corporation, or its successor in the event of a purchase, merger or consolidation, of a lump sum severance benefit in an amount determined by multiplying the sum of (1) the executive's annual base salary as in effect on the date the executive receives notice of termination, and (2) the executive's largest bonus under the Corporation's Senior Management Incentive Compensation Program during the 2 years preceding the date of termination, by 299% in the cases of Michael L. Cox, Michael C. Rechin and Mark K. Hardwick, and 200% in the case of Robert R. Connors. The Corporation will also pay any excise tax imposed on the executive under Section 4999 of the Internal Revenue Code on an "excess parachute payment." In addition, the executive's outstanding stock options will be cancelled; and, in lieu thereof, the executive will receive a lump sum amount equal to the bargain element value of these options, if any. The executive will also be entitled to outplacement services, reasonable legal fees and expenses incurred as a result of the termination, and life, disability, accident and health insurance coverage until the earlier of 2 years following the date of termination or the executive's 65th birthday. The insurance coverage will be similar to what the executive was receiving immediately prior to the notice of termination, and the Corporation will pay the same percentage of the cost of such coverage as it was paying on the executive's behalf on the date of such notice.

The following table shows the lump sum severance benefit amounts that would have been payable to the Named Executive Officers if both of the triggering events under the change of control agreements had occurred on December 31, 2006, as well as the bargain element values of their outstanding stock options on that date, the estimated values of their life, disability, accident and health insurance coverages for 2 years following that date, and the estimated amounts of the excise tax that would have been imposed under Section 4999 of the Internal Revenue Code on the lump sum severance payments.

                                                  Change of Control Agreements
------------------------------------------------------------------------------------------------------------------------------

                                                                                    Estimated Values of
                                                               Bargain Element           Insurance          Estimated Excise
                                            Severance       Values of Outstanding     Coverages for 2           Tax Under
      Name                 Multiplier     Benefit Amount        Stock Options              years               IRC ss.4999
------------------------------------------------------------------------------------------------------------------------------
Michael L. Cox                 299%        $ 1,259,899            $ 456,668               $ 28,988              $ 262,023
------------------------------------------------------------------------------------------------------------------------------
Mark K. Hardwick               299%            675,372               72,849                 36,031                113,694
------------------------------------------------------------------------------------------------------------------------------
Michael C. Rechin              299%            832,117               29,300                 38,319                      0
------------------------------------------------------------------------------------------------------------------------------
Robert R. Connors              200%            437,192               47,390                 35,931                      0
------------------------------------------------------------------------------------------------------------------------------
David W. Spade                 N/A                 N/A                  N/A                    N/A                    N/A
------------------------------------------------------------------------------------------------------------------------------

In the event of a change of control (as defined above), all non-vested stock options and restricted stock awards under the Corporation's Long-term Equity Incentive Plan will vest. The Named Executive Officers' non-vested stock options and restricted stock awards as of December 31, 2006 are shown in the "Outstanding Equity Awards at Fiscal Year-End 2006" table on page 19 of this proxy statement. They include the options granted to Messrs. Cox, Rechin, Hardwick and Connors on February 10, 2006 for 12,000, 8,000, 7,000 and 4,000 shares, respectively; the options granted to Mr. Rechin on November 21, 2005 for 10,000 shares; the restricted stock awarded to Messrs. Cox, Rechin, Hardwick, Connors and Spade on February 10, 2006 for 3,400, 2,000, 2,000, 1,400 and 1,400
shares, respectively; and, of the 2,000 shares of restricted stock awarded to Mr. Rechin on December 22, 2005, the 1,334 shares that still have restrictions.

In the event of a change of control, the non-vested deferred stock units that Messrs. Cox, Hardwick and Connors earned for the 2005 fiscal year under the Corporation's Senior Management Incentive Compensation Program (851, 460 and 467 units, respectively, shown as stock awards in the "Outstanding Equity Awards at Fiscal Year-End 2006" table on page 19 of this proxy statement) will vest upon the involuntary termination of their employment, except for cause.

Finally, in the event of a change of control, Mr. Rechin's non-vested benefit under the Corporation's nonqualified Defined Contribution Supplemental Executive Retirement Plan (described in the narrative preceding the "Nonqualified Deferred Compensation" table on page 22 of this proxy statement) will vest. The Corporation's nonqualified defined benefit Supplemental Executive Retirement Plan (described in the narrative preceding the "Pension Benefits" table on page 21 of this proxy statement), which covers Mr. Cox, does not contain a similar provision accelerating the vesting of his benefit in the event of a change of control.

Compensation of Directors

The directors of the Corporation who are employees of the Corporation or one of its subsidiaries do not receive separate compensation for their services as directors. During 2006, these employee-directors included two of the Named Executive Officers, Mr. Cox and Mr. Rechin, and Thomas D. McAuliffe.

The non-employee directors received annual retainers of $15,000, plus $3,000 for each Board committee on which the director served and an additional $2,000 if the director chaired the committee (an additional $5,000 for the Audit Committee Chair, Jean L. Wojtowicz); except that: (a) the Chairman of the Board, Robert M. Smitson, received an annual retainer of $50,000 with no retainer for committee service; and (b) the annual retainer of the Vice Chairman of the Board, Charles
E. Schalliol, was increased to $35,000 in October 2006, with no retainer for Committee service. Under the provisions of the Corporation's Long-term Equity Incentive Plan, options were granted to each of the non-employee directors on July 1, 2006 to purchase shares of the Corporation's common stock. Each option was for 1,157 shares at an option price of $24.31 per share, the market price on the date of the grants.

The following table contains information concerning the compensation paid to the Corporation's directors, other than the Named Executive Officers and Mr. McAuliffe, for their services as directors for 2006. James F. Ault and Robert T. Jeffares retired as directors on April 13, 2006, the date of the 2006 annual meeting of shareholders; and Terry L. Walker became a director on July 25, 2006. Therefore, their retainers for 2006 were prorated. Messrs. Ault, Jeffares and Walker were not eligible for grants of options to purchase shares of the Corporation's common stock under the Long-term Equity Incentive Plan in 2006 because they were not serving as directors of the Corporation on July 1, 2006.

                      Director Compensation for 2006 Fiscal Year
------------------------------------------------------------------------------------
                                Fees earned or      Option
       Name                      paid in cash      awards(1)           Total
------------------------------------------------------------------------------------
James F. Ault                      $ 8,286          $    0           $ 8,286
------------------------------------------------------------------------------------
Richard A. Boehning(2)              23,000           7,700            30,700
------------------------------------------------------------------------------------
Thomas B. Clark                     26,000           7,700            33,700
------------------------------------------------------------------------------------
Roderick English                    18,000           7,700            25,700
------------------------------------------------------------------------------------
Jo Ann M. Gora                      18,000           7,700            25,700
------------------------------------------------------------------------------------
Barry J. Hudson(2)                  18,000           7,700            25,700
------------------------------------------------------------------------------------
Robert T. Jeffares                   5,143               0              5143
------------------------------------------------------------------------------------
Charles E. Schalliol                25,500           7,700            33,200
------------------------------------------------------------------------------------
Robert M. Smitson                   50,000           7,700            57,700
------------------------------------------------------------------------------------
Terry L. Walker                      8,250               0             8,250
------------------------------------------------------------------------------------
Jean L. Wojtowicz                   24,750           7,700            32,450
------------------------------------------------------------------------------------

      (1) As of the end of 2006 fiscal year, the above directors had the following aggregate number of option awards outstanding: Mr. Ault - 4,628; Mr. Boehning - 5,785; Mr. Clark - 11,338; Mr. English - 2,314; Dr. Gora - 2,314; Mr. Hudson - 14,164; Mr. Jeffares - 4,628;
            Mr. Schalliol - 2,314; Mr. Smitson - 11,338; Mr. Walker - 0; and Ms. Wojtowicz - 3,471.

      (2) Mr. Boehning is also a director of Lafayette Bank and Trust Company, National Association, a wholly-owned subsidiary of the Corporation, for which he received a retainer of $19,800 in 2006 and life insurance coverage in the amount of $6,000. He deferred the full amount of the retainer under an unfunded deferred compensation plan maintained by Lafayette Bank and Trust. Mr. Hudson is also the Chairman of the Board of Directors of First National Bank of Portland, a wholly-owned subsidiary of the Corporation, and was paid $12,000 in 2006 for his services in this capacity, of which he deferred $4,356 under an insurance-funded deferred compensation plan maintained by First National.

                        TRANSACTIONS WITH RELATED PERSONS

Certain directors and executive officers of the Corporation and its subsidiaries and their associates are customers of, and have had transactions with, the Corporation's subsidiary banks from time to time in the ordinary course of business. Additional transactions may be expected to take place in the ordinary course of business in the future. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender and did not involve more than the normal risk of collectibility or present other unfavorable features.

In accordance with the Corporation's Code of Business Conduct, all transactions in which the Corporation is or is to be a participant and the amount involved exceeds $120,000, and in which a director or executive officer of the Corporation, or any member of his or her immediate family, had or will have a direct or indirect material interest, will be reviewed for potential conflict of interest and must be approved by the Audit Committee. Under the standards set forth in the Code of Business Conduct, the Audit Committee will determine whether the transaction might pose an actual or apparent conflict of interest and, if so, whether such conflict would prevent the director or executive officer from complying with his or her obligation never to allow personal interests to interfere with objectivity in performing responsibilities to the Corporation and never to use or attempt to use a position with the Corporation to obtain any improper personal financial or other benefit for the director or executive officer, his or her family members, or any other person.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers to file reports of ownership and changes in ownership of the Corporation's stock with the SEC. Based on its records and the written representations of its directors and executive officers, the Corporation believes that during 2006 these persons complied with all
Section 16(a) filing requirements; except that: (1) a late Form 4 report was filed on March 2, 2006 by director Thomas D. McAuliffe to report sales of 4,000 shares and 4,485 shares on February 18, 2006 and February 24, 2006, respectively; (2) a late Form 4 report was filed on March 9, 2006 by director Thomas B. Clark to report the exercise on March 3, 2006 of an option granted under the 1999 Long-term Equity Incentive Plan to purchase 1,042 shares; and (3) late Form 4 reports were filed on July 31, 2006 by director and executive officer Michael L. Cox and executive officers Robert R. Connors and Kimberly J. Ellington to report the purchase on June 30, 2006 of 1,059 shares, 264 shares and 185 shares, respectively, under the First Merchants Corporation Employee Stock Purchase Plan.

                               INDEPENDENT AUDITOR

Fees for Professional Services Rendered by BKD, LLP

The following table shows the aggregate fees billed by BKD, LLP for audit and other services rendered to the Corporation for 2005 and 2006.

                                            2005         2006
                                            ----         ----

          Audit Fees                     $ 383,400     $ 397,500
          Audit-Related Fees                76,292        83,911
          Tax Fees                          93,320        77,072
          All Other Fees                    14,230             0
                                         ---------     ---------
             Total Fees                  $ 567,242     $ 558,483
                                         =========     =========

The "Audit Fees" were for professional services rendered for the audits of the Corporation's consolidated financial statements and internal control over financial reporting, reviews of condensed consolidated financial statements included in the Corporation's Forms 10-Q, and assistance with regulatory filings.

The "Audit-Related Fees" were for professional services rendered for audits of the Corporation's benefit plans.

The "Tax Fees" were for professional services rendered for preparation of tax returns and consultation on various tax matters.

The fees for 2005 under "All Other Fees" were for professional investigatory services rendered by BKD, LLP at the request of the Audit Committee.

All of the "Audit-Related Fees," "Tax Fees" and "All Other Fees" for 2005 and 2006 were pre-approved by the Audit Committee in accordance with the Committee's pre-approval policy described below.

The Audit Committee has considered whether the provision by BKD, LLP of the services covered by the fees other than the audit fees is compatible with maintaining BKD, LLP's independence and believes that it is compatible.

Pre-approval Policies and Procedures

The Audit Committee has established a pre-approval policy, under which the Committee is required to pre-approve all audit and non-audit services performed by the Corporation's independent auditor, in order to assure that the provision of such services does not impair the auditor's independence. These services may include audit services, audit-related services, tax services and other services. Under this policy, pre-approval is provided for 12 months from the date of pre-approval unless the Committee specifically provides for a different period. The policy is detailed as to the particular services or category of services and fee levels that are pre-approved. Unless a service or type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Committee must also approve any proposed services exceeding the pre-approved fee levels. The independent auditor is required to provide detailed back-up documentation with respect to each proposed pre-approved service at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority has been delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

VOTING ITEM 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR FOR 2007

The Board, subject to ratification by the shareholders, has appointed BKD, LLP as the Corporation's independent auditor for 2007. If the shareholders do not ratify the appointment of BKD, the Audit Committee and the Board will reconsider this appointment. Representatives of the firm are expected to be present at the annual shareholders' meeting. They will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE FIRM OF BKD, LLP AS THE CORPORATION'S INDEPENDENT AUDITOR FOR 2007.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2008 annual meeting of the shareholders must be received by the Secretary of the Corporation at the Corporation's principal office by November 16, 2007, for inclusion in the Corporation's 2008 proxy statement and form of proxy relating to that meeting.

Shareholder proposals, if any, intended to be presented at the 2007 annual meeting that were not submitted for inclusion in this proxy statement will be considered untimely unless they were received by the Secretary of the Corporation at the Corporation's principal office by January 16, 2007.

                                  OTHER MATTERS

The Corporation is delivering only one set of proxy materials, including this proxy statement and the annual report, to shareholders who, according to the Corporation's records, share an address and whom it believes are members of the same family. A separate proxy card is included for each of these shareholders. Any shareholder who received only one set of proxy materials, and who wishes to receive a separate set now or in the future, may write or call the Corporation's Shareholder Services Department to request a separate copy of these materials at First Merchants Corporation, P. O. Box 792, Muncie IN 47308-9915; (800) 262-4261, extension 27278. Similarly, shareholders who share an address and are members of the same family, and who have received multiple copies of the proxy materials, may write or call the Corporation's Shareholder Services Department at the same address and telephone number to request delivery of a single copy of these materials in the future.

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitations by mail, proxies may be solicited personally or by telephone or other electronic means, but no solicitation will be made by specially engaged employees or paid solicitors.

The Board and management are not aware of any matters to be presented at the annual meeting of the shareholders other than the election of the directors and the ratification of the appointment of the independent public accountants. However, if any other matters properly come before such meeting or any adjournment thereof, the holders of the proxies are authorized to vote thereon at their discretion, provided the Corporation did not have notice of any such matter on or before January 16, 2007.

                                            By Order of the Board of Directors

Muncie, Indiana                             Cynthia G. Holaday
March 15, 2007                              Secretary

                       ANNUAL MEETING OF SHAREHOLDERS OF

                          FIRST MERCHANTS CORPORATION

                                 April 24, 2007

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

   |                                                                        |
   v Please detach along perforated line and mail in the envelope provided. v

--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS AND MANAGEMENT OF FIRST MERCHANTS CORPORATION
                  RECOMMEND A VOTE "FOR" THE PROPOSALS LISTED.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                  VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1.    Election of Directors:

                                            NOMINEES:
|_| FOR ALL NOMINEES                        ( ) Michael L. Cox
                                            ( ) Charles E. Schalliol
|_| WITHHOLD AUTHORITY                      ( ) Terry L. Walker
    FOR ALL NOMINEES

|_| FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual  nominee(s),  mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To change the address on your  account,  please check the box at right
and indicate your new address in the address space above.  Please note       |_|
that  changes  to the  registered  name(s) on the  account  may not be submitted via this method.
--------------------------------------------------------------------------------

                                                          FOR   AGAINST  ABSTAIN

2.    Proposal to ratify the  appointment of the firm of  |_|     |_|      |_|
      BKD, LLP as the independent auditor for 2007.

3. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting, provided the Corporation did not have notice of any such matter on or before January 16, 2007.

This proxy will be voted as directed, but if not otherwise directed this proxy will be voted "FOR" items 1 and 2.

TO  VOTE  IN  ACCORDANCE   WITH  THE  BOARD  OF  DIRECTORS'   AND   MANAGEMENT'S
RECOMMENDATIONS, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING.  |_|

                         _________________________________       _______________

Signature of Shareholder _________________________________ Date: _______________

                         _________________________________       _______________

Signature of Shareholder _________________________________ Date: _______________

   Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                      PROXY
                           FIRST MERCHANTS CORPORATION
                          PROXY SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF FIRST MERCHANTS CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 2007

      The undersigned hereby appoints Charles E. Schalliol and Robert M. Smitson, and each of them, as proxies with power of substitution, to represent and to vote all shares of common stock of First Merchants Corporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of First Merchants Corporation to be held at the Horizon Convention Center, 401 South High Street, Muncie, Indiana 47305, at 3:30 PM EST on April 24, 2007, and at any adjournment thereof, with all of the powers the undersigned would possess if personally present. If any of the nominees for election as Directors is unable or declines to serve for any reason, the persons listed above have the authority to vote for any substitute nominee named by the Board of Directors of First Merchants Corporation.

       (Continued, and to be marked, dated and signed on the reverse side)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                          FIRST MERCHANTS CORPORATION

                                 April 24, 2007

                           -------------------------
                           PROXY VOTING INSTRUCTIONS
                           -------------------------

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                      - OR -

TELEPHONE - Call toll-free 1-800-PROXIES             ---------------------------
(1-800-776-9437) from any touch-tone telephone and   COMPANY NUMBER
follow  the  instructions.  Have your  proxy  card   ---------------------------
available when you call.                             ACCOUNT NUMBER

                      - OR -                         ---------------------------

INTERNET - Access  "www.voteproxy.com"  and follow   ---------------------------
the on-screen instructions. Have your proxy card available when you access the web page.

--------------------------------------------------------------------------------
You may enter your voting instructions at 1-800-PROXIES (1-800-776-9437) or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
--------------------------------------------------------------------------------

|                                                                              |
v   Please detach along perforated line and mail in the envelope provided IF   v
                you are not voting via telephone or the Internet.

--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS AND MANAGEMENT OF FIRST MERCHANTS CORPORATION
                  RECOMMEND A VOTE "FOR" THE PROPOSALS LISTED.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                  VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1.    Election of Directors:

                                            NOMINEES:
|_| FOR ALL NOMINEES                        ( ) Michael L. Cox
                                            ( ) Charles E. Schalliol
|_| WITHHOLD AUTHORITY                      ( ) Terry L. Walker
    FOR ALL NOMINEES

|_| FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual  nominee(s),  mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

                                                          FOR   AGAINST  ABSTAIN

2.    Proposal to ratify the appointment of the firm of   |_|     |_|      |_|
      BKD, LLP as the independent auditor for 2007.

3. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting, provided the Corporation did not have notice of any such matter on or before January 16, 2007.

This proxy will be voted as directed, but if not otherwise directed this proxy will be voted "FOR" items 1 and 2.

TO  VOTE  IN  ACCORDANCE   WITH  THE  BOARD  OF  DIRECTORS'   AND   MANAGEMENT'S
RECOMMENDATIONS, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.

                MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. |_|

                         _________________________________       _______________

Signature of Shareholder _________________________________ Date: _______________

                         _________________________________       _______________

Signature of Shareholder _________________________________ Date: _______________

   Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.